UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2010
WHITNEY HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation)	0-1026 (Commission File Number)	72-6017893 (IRS Employer Identification No.)
228 St. Charles Avenue, New Orleans, Louisiana 70130
(Address of principal executive offices, including zip code)
(504) 586-7272
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On December 22, 2010, Whitney Holding Corporation, a Louisiana corporation (the “Company”), issued a joint press release with Hancock Holding Company announcing that it had entered into a merger agreement with Hancock Holding Company. A copy of the press release is filed as Exhibit 99.1 hereto. Also on December 22, 2010, the Company’s Chairman and Chief Executive Officer sent a message to all of the Company’s employees. A copy of this letter is filed as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits
(c) EXHIBITS

Exhibit 99.1	Joint Press Release of Whitney Holding Corporation and Hancock Holding Company dated December 22, 2010.
Exhibit 99.2	Letter to employees from John C. Hope, III Chairman and Chief Executive Officer of Whitney Holding Corporation dated December 22, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITNEY HOLDING CORPORATION
Date: December 22, 2010	By:	/s/ Thomas L. Callicutt, Jr.
		Name:	Thomas L. Callicutt, Jr.
		Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Joint Press Release of Whitney Holding Corporation and Hancock Holding Company dated December 22, 2010.
Exhibit 99.2	Letter to employees from John C. Hope, III Chairman and Chief Executive Officer of Whitney Holding Corporation dated December 22, 2010.